                                                                   EXHIBIT 10.36

                               SECURITY AGREEMENT

      This Security Agreement (this "Agreement"), dated as of April 14, 2003, is made by and between, MigraTEC, Inc., a Delaware corporation (the "Debtor"), and Thomas A. Montgomery (the "Secured Party").

      WHEREAS, pursuant to that certain Promissory Note dated as of even date herewith in the original principal amount of One Hundred Twenty-Five Thousand Dollars and No/100 ($125,000) (the "Note"), the Secured Party may extend credit to the Debtor; and

      WHEREAS, as a condition to extending credit to the Debtor under the Note, the Secured Party has required the execution and delivery of this Agreement by the Debtor.

      NOW, THEREFORE, BE IT RESOLVED, in consideration of the mutual covenants contained in the Note and herein, the parties hereby agree as follows:

      1. Definitions. All terms defined in the recitals hereto and the Note that are not otherwise defined herein shall have the meanings given them in the recitals and the Note. All terms defined in the UCC and not otherwise defined herein have the meanings assigned to them in the UCC. In addition, the following terms have the meanings set forth below or in the referenced Section of this
Agreement:

            "Collateral" means all of the Debtor's accounts, chattel paper, deposit accounts, documents, equipment, financial assets, fixtures, general intangibles, goods, instruments, Intellectual Property Rights, inventory, investment property, letter-of-credit rights, letters of credit, and all other personal property and assets, whether now owned or hereafter acquired, together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) in the case of all goods, all accessions; (iii) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods; (iv) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (v) any money, or other assets of the Debtor that now or hereafter come into the possession, custody, or control of the Secured Party; and (vi) proceeds of any and all of the foregoing.

            "Event of Default" has the meaning given in Section 7.

            "Intellectual Property Rights" means all actual or prospective rights arising in connection with any intellectual property or other proprietary rights, including all rights arising in connection with copyrights, patents, service marks, trade dress, trade secrets, trademarks, trade names or mask works.

            "Lien" means any security interest, mortgage, deed of trust, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, including the interest of each lessor under any capitalized lease and the interest of any bondsman under any payment or performance bond, in, of or on any assets or properties of a person, whether now owned or hereafter acquired and whether arising by agreement or operation of law.

            "Obligations" means each and every debt, liability and obligation of every type and description which the Debtor may now or at any time hereafter owe to the Secured Party in relation to the Note.

            "Permitted Liens" means (i) the Security Interest, (ii) covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Debtor's business or operations as presently conducted, and (iii) Liens in existence on the date hereof.

            "Security Interest" has the meaning given in Section 2.

            "UCC" means Uniform Commercial Code as in effect from time to time in the State of Texas.

      2. Security Interest. The Debtor hereby grants the Secured Party a security interest (the "Security Interest") in the Collateral to secure payment of the Obligations.

      3. Representations, Warranties, Covenants and Agreements. The Debtor hereby represents, warrants, covenants and agrees as follows:

            (a) TITLE. The Debtor has absolute title to each item of Collateral in existence on the date hereof, free and clear of all Liens except Permitted Liens.

            (b) CHIEF EXECUTIVE OFFICE; IDENTIFICATION NUMBERS. The Debtor's chief executive office and principal place of business is located at the address set forth under its signature below. The Debtor's federal employer identification number and organizational identification number are correctly set forth under its signature below.

            (c) LOCATION OF COLLATERAL. As of the date hereof, the tangible Collateral is located at the Debtor's chief executive office and principal place of business at the address set forth under the Debtor's signature below. The Debtor will not permit any tangible Collateral to be located in any state (and, if county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed in order to perfect the Security Interest.

            (d)   MISCELLANEOUS COVENANTS. The Debtor will:

                  (i) at all reasonable times, permit the Secured Party or its representatives to examine or inspect any Collateral, wherever located, and to examine, inspect and copy the Debtor's books and records pertaining to the Collateral and its business and financial condition and to send and discuss with account debtors and other obligors requests for verifications of amounts owed to the Debtor;

                  (ii) if the Secured Party at any time so requests (after the occurrence of an Event of Default), promptly deliver to the Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by the Debtor;


SECURITY AGREEMENT - PAGE 2

                  (iii) from time to time execute such financing statements as the Secured Party may reasonably require in order to perfect the Security Interest and, if any Collateral consists of a motor vehicle, execute such documents as may be required to have the Security Interest properly noted on a certificate of title;

                  (iv) pay when due or reimburse the Secured Party on demand for all costs of collection of any of the Obligations and all other reasonable out-of-pocket expenses (including in each case all reasonable attorneys' fees) incurred by the Secured Party in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection, defense or enforcement of this Agreement or any or all of the Obligations, including expenses incurred in any litigation or bankruptcy or insolvency proceedings;

                  (v) execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which the Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and the Secured Party's rights under this Agreement; and

                  (vi) not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance.

            (e) SECURED PARTY'S RIGHT TO TAKE ACTION. The Debtor authorizes the Secured Party to file from time to time where permitted by law, such financing statements against Collateral described as "all personal property" or "all assets" or describing specific items or categories of Collateral as the Secured Party deems necessary or useful to perfect the Security Interest. The Debtor will not amend any financing statements in favor of the Secured Party except as permitted by law.

      4. Continuing Liability. Debtor hereby expressly agrees that notwithstanding anything contained herein or elsewhere to the contrary, Debtor shall remain liable under each contract, agreement, interest and obligation assigned to Secured Party and in which Secured Party is granted a security interest hereunder to observe and perform all the conditions and obligations and provisions thereof; it being expressly agreed and understood that Secured Party shall have no obligation or liability of any kind whatsoever under any such contract, agreement, interest and/or obligation by reason of, arising out of or otherwise in connection with this Security Agreement, the assignments to Secured Party herein contained, the granting to Secured Party of any security interest hereunder or the receipt by Secured Party of any payment relating to any such contract, agreement, interest and obligation pursuant hereto, nor shall Secured Party be required or obligated in any manner whatsoever to perform or fulfill any of the obligations of Debtor thereunder or pursuant thereto, or to make any payment or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such contract, agreement, interest and/or obligation, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or in which Secured Party may have been granted a security interest to which it may be entitled at any time or times. Further, Debtor hereby indemnifies, and


SECURITY AGREEMENT - PAGE 3
holds harmless Secured Party, against and from any and all liability, loss and damage which Secured Party may incur under or by reason of this Security Agreement or Secured Party's enforcing its rights hereunder and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained under any such contract, agreement, interest and/or obligations. If Secured Party should incur any such liability, loss or damage and/or if Secured Party should incur any liabilities, costs or expenses in the defense of any such claims or demands, the amount thereof, including cost, expenses and reasonable attorneys' fees, shall be part of the Secured Obligations, and Debtor shall reimburse Secured Party therefor immediately upon demand, and Debtor's failure to do so shall constitute an Event of Default hereunder.

      5. No Other Encumbrances. Except as otherwise agreed by Secured Party, Debtor shall maintain the Collateral free from any security interest, lien, charge, encumbrance or other charge adverse to Secured Party, which is superior to or pari passu with the Secured Party's Security Interest in the Collateral, and shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to Secured Party.

      6. Power Of Attorney. Debtor hereby appoints Secured Party as its agent and attorney-in-fact with full power in Debtor's name and behalf to do each and every act and thing which Debtor may or is required to do under this Agreement; however, Secured Party shall in no event be required to take any action whatsoever hereunder, except with respect to the Secured Party's obligation to, upon disposition of the Collateral, use its best efforts to maximize the proceeds of such disposition and to consult and cooperate with the Debtor in connection therewith, as provided in Section 8 hereof. Without limiting the generality of the foregoing, Secured Party may execute, sign, endorse, transfer or deliver in the name of Debtor or otherwise notes, checks, drafts and/or other instruments for the payment of money and receipts, certificates of origin, applications for certificates of title or any other documents appropriate to evidence, perfect or realize upon the security interest and obligations created by this Security Agreement.

      7. Events of Default. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (i) a default shall occur under the Note; or (ii) the Debtor shall fail to pay the Obligations when due or (if payable on demand) on demand; or
(iii) the Debtor shall default in the payment of its obligations to Secured Party pursuant to this Agreement; or (iv) the Debtor shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under this Agreement and/or the Note.

      8. Remedies upon Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Secured Party may exercise and enforce any or all rights and remedies available upon default to a secured party under the UCC, provided, however, that with respect to any disposition of any Collateral by the Secured Party, the Secured Party shall use its best efforts to maximize the proceeds of such disposition and shall consult and cooperate with the Debtor in connection therewith.

      9. Notices. All notices and other communications hereunder shall be in writing and shall be (i) personally delivered, (ii) sent by first class United States mail, (iii) sent by overnight courier of national reputation, or (iv) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set


SECURITY AGREEMENT - PAGE 4
forth below its signature or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on (i) the date received if personally delivered, (ii) when deposited in the mail if delivered by mail, (iii) the date sent if sent by overnight courier, or (iv) the date of transmission if delivered by telecopy.

      10. Termination of this Agreement. This Agreement shall remain in full force and effect for so long as any Obligations remain owing to the Secured Party by the Debtor. Upon the payment in full of all Obligations, this Agreement shall terminate without further action by the Debtor or the Secured Party and either party may file any financing statements necessary to reflect the termination of the Security Interest.

      11. Miscellaneous. This Agreement has been duly and validly authorized by all necessary corporate action. This Agreement does not contemplate a sale of accounts, or chattel paper. This Agreement can be waived, modified, or amended only explicitly in a writing signed by the Secured Party, and, in the case of amendment or modification, in a writing signed by the Debtor as well. A waiver signed by the Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party's rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns and shall take effect when signed by the Debtor and delivered to the Secured Party, and the Debtor waives notice of the Secured Party's acceptance hereof. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by the Debtor shall have the same force and effect as the original for all purposes of a financing statement. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Texas. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the State of Texas in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by the Secured Party or the Debtor in connection with this Agreement or the Note may be venued in either the state or federal courts located in Dallas County, Texas, and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

      12. Entire Agreement. THIS AGREEMENT, TOGETHER WITH THE NOTE, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREIN AND THEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR


SECURITY AGREEMENT - PAGE 5

SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.


SECURITY AGREEMENT - PAGE 6

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

SECURED PARTY:                     DEBTOR:

Thomas A. Montgomery               MigraTEC, Inc.




 /s/ Thomas A. Montgomery          By  /s/ T. Ulrich Brechbuhl
-----------------------------          -----------------------
                                       T. Ulrich Brechbuhl
                                       President and Chief Executive Officer

Address:                           Address:

5700 W. Plano Parkway              11494 Luna Road, Suite 100
Suite 1000                         Dallas, Texas 75234-9421
Plano, Texas 75093                 Attention:  T. Ulrich Brechbuhl
                                   Employer identification number: 65-0125664
                                   Organizational identification number: 3255908


SECURITY AGREEMENT - PAGE 7